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                                                                    EXHIBIT 99.1


     CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Jay T. Flatley and Timothy M. Kish hereby certify that:

1. They are the Chief Executive Officer and Chief Financial Officer, respectively, of Illumina, Inc.

2. The Form 10-Q report of Illumina, Inc. that this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934.

3. The information contained in the Form 10-Q report of Illumina, Inc. that this certification accompanies fairly presents, in all material respects, the financial condition and results of operations of Illumina, Inc.

Dated:  May 6, 2003

                              By:   /s/ Jay T. Flatley
                                    --------------------------------------------
                                    Jay T. Flatley
                                    President and Chief Executive Officer

                              By:   /s/ Timothy M. Kish
                                    --------------------------------------------
                                    Timothy M. Kish
                                    Vice President and Chief Financial Officer